September 20, 2002

                         THE DREYFUS/LAUREL FUNDS, INC.
                        DREYFUS PREMIER CORE EQUITY FUND

              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 15, 2002

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN THE NINTH PARAGRAPH CONTAINED IN THE SECTION OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ENTITLED "PERFORMANCE INFORMATION:"

      From time to time, mass media articles published about the Fund may be reprinted and redistributed to advertise the Fund. These article reprints may discuss any aspect of the Fund's management or operation, including the Fund's portfolio holdings, purchases and sales, performance, or fees and expenses, as well as portfolio management strategy and general market and economic commentary from either the portfolio manager or the author of the article. They also may present the publisher's assessment of the Fund relative to other funds in the industry or the Fund's asset class or category.